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                                                                    Exhibit 21.1

SUBSIDIARIES OF WILLIS GROUP HOLDINGS LIMITED

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                                                                                     COUNTRY OF
COMPANY NAME                                                                         REGISTRATION
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
TA I LIMITED                                                                         England & Wales
      TA II Limited                                                                  England & Wales
       TA III Limited                                                                England & Wales
         Trinity Acquisition Limited                                                 England & Wales
           TA IV Limited                                                             England & Wales
             Willis Group Limited*                                                   England & Wales

* The following are the subsidiaries of Willis Group Limited:

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                                                                                     COUNTRY OF
COMPANY NAME                                                                         REGISTRATION
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
WILLIS NORTH AMERICA INC..                                                           U.S.A.
       WILLIS OF MICHIGAN, INC..                                                     U.S.A.
         Baccala & Shoop Insurance Services                                          U.S.A.
         CBL Equities, Inc.                                                          U.S.A.
         Richard Oliver International Inc                                            U.S.A.
         WF Corroon Corporation - Great Lakes                                        U.S.A.
         WF Corroon Corporation - Texas                                              U.S.A.
         Willis Administrative Services Corporation                                  U.S.A.
           Willis Affinity Programs Insurance Agency of Massachusetts, Inc.          U.S.A.
           Willis Affinity Programs of Arizona, Inc.                                 U.S.A.
           Willis Affinity Programs of Colorado, Inc.                                U.S.A.
           Willis Affinity Programs of Indiana, Inc.                                 U.S.A.
           Willis Affinity Programs of Kentucky, Inc.                                U.S.A.
           Willis Affinity Programs of Louisiana, Inc.                               U.S.A.
           Willis Affinity Programs of Mississippi, Inc.                             U.S.A.
           Willis Affinity Programs of Nevada, Inc.                                  U.S.A.
           Public Entities National Companies of Oklahoma                            U.S.A.
           Willis Affinity Programs of Utah, Inc.                                    U.S.A.
           Willis Affinity Programs of Virginia, Inc.                                U.S.A.
           Public Entities National Company of Wyoming                               U.S.A.
           Willis of Louisville, Inc.                                                U.S.A.
         Willis Corroon Corporation of Sacramento                                    U.S.A.
         Willis of Tennessee, Inc.                                                   U.S.A.
         Willis North American Holding Company                                       U.S.A.
         Willis of Greater New York, Inc.                                            U.S.A.
           Global Special Risks Inc. (Louisiana)                                     U.S.A.
            Global Special Risks Inc of New York                                     U.S.A.
            Global Special Risks Inc. (Texas)                                        U.S.A.
           McAlear Associates, Inc. (Michigan)                                       U.S.A.
            McAlear Associates, Inc. (Ohio)                                          U.S.A.
           Pacific International Brokers Limited                                     U.S.A.
           Willis Affinity Programs Midwest, Inc.                                    U.S.A.
            Willis Affinity Programs of Idaho, Inc.                                  U.S.A.
           Queenswood Properties Inc                                                 U.S.A.
           Stewart Smith East, Inc.                                                  U.S.A.
            Stewart Smith Southeast, Inc.                                            U.S.A.
            Stewart Smith Southwest, Inc.                                            U.S.A.
           Stewart Smith West of Arizona, Inc.                                       U.S.A.
           Willis Americas Administration, Inc.                                      U.S.A.
           Willis Construction Services Corporation of New Jersey                    U.S.A.
           Willis of Alaska, Inc.                                                    U.S.A.
           Willis of Arizona, Inc.                                                   U.S.A.
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                                                                                     COUNTRY OF
COMPANY NAME                                                                         REGISTRATION
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
           Willis of Birmingham, Inc.                                                U.S.A.
           Willis Insurance Services of California, Inc.                             U.S.A.
           Willis Insurance Services of Georgia, Inc.                                U.S.A.
           Willis of Illinois, Inc.                                                  U.S.A.
           Willis of Kansas, Inc.                                                    U.S.A.
           Willis of Louisiana, Inc.                                                 U.S.A.
           Willis of Maryland, Inc.                                                  U.S.A.
           Willis of Massachusetts, Inc.                                             U.S.A.
           Willis of Minnesota, Inc.                                                 U.S.A.
           Willis of Mississippi, Inc.                                               U.S.A.
           Willis of Missouri, Inc.                                                  U.S.A.
           Willis of Mobile, Inc.                                                    U.S.A.
           Willis of Nevada, Inc.                                                    U.S.A.
           Willis of New Hampshire, Inc.                                             U.S.A.
           Willis of New Jersey, Inc                                                 U.S.A.
           Willis of New York, Inc.                                                  U.S.A.
           Willis of North Carolina, Inc.                                            U.S.A.
           Willis of Ohio, Inc.                                                      U.S.A.
           Willis of Oregon, Inc.                                                    U.S.A.
           Willis of Pennsylvania, Inc.                                              U.S.A.
           Willis of Seattle, Inc.                                                   U.S.A.
           Willis Insurance Brokerage of Utah, Inc.                                  U.S.A.
           Willis of Wisconsin, Inc.                                                 U.S.A.
           Willis of Greater Texas, Inc.                                             U.S.A.
           Willis Management (Vermont) Limited                                       U.S.A
           Willis Re Inc                                                             U.S.A.
            Cordis Consulting, Inc.                                                  U.S.A.
           Willis Holding Corp. A                                                    U.S.A.
           Willis Holding Corp. B                                                    U.S.A.
           Willis Holding Corp. C                                                    U.S.A.

SOVEREIGN MARINE & GENERAL INSURANCE COMPANY LIMITED (in scheme of arrangement)      England & Wales
      Greyfriars Insurance Company Limited                                           England & Wales
       Associated International Insurance (Bermuda) Limited                          Bermuda
      Sovereign Insurance (UK) Limited                                               England & Wales

EASTERN INSURANCE & REINSURANCE LIMITED                                              ENGLAND & WALES

HARRAP BROTHERS LIFE & PENSIONS LIMITED                                              ENGLAND & WALES

STEWART WRIGHTSON NORTH AMERICA HOLDINGS LIMITED                                     ENGLAND & WALES

WILLIS CORROON GMBH                                                                  GERMANY
      Mansfeld Willis GmbH & Co. KG                                                  Germany
      Willis Japan GmbH                                                              Germany

WILLIS PENSION TRUSTEES LIMITED                                                      England & Wales

WILLIS FABER LIMITED                                                                 England & Wales
      Arbuthnot Insurance Services Limited                                           England & Wales
      Armed Forces Financial Advisory Services Limited                               England & Wales
      Bevis Marks Limited                                                            England & Wales
      C D D Gilmour (Underwriting Agencies) Limited                                  England & Wales
      Carter, Wilkes & Fane (Holding) Limited                                        England & Wales
      Carter,Wilkes & Fane Limited                                                   England & Wales
      Cordis Consulting Limited                                                      England & Wales
      Durant, Wood Limited                                                           England & Wales
      Friars Street Trustees Limited                                                 England & Wales

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                                                                                     COUNTRY OF
COMPANY NAME                                                                         REGISTRATION
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      Galbraith Pembroke (Insurance) Limited                                         England & Wales
      Hinton & Higgs Limited                                                         England & Wales
      Hinton & Holt Limited                                                          England & Wales
      International Claims Bureau Limited                                            England & Wales
      Invest for School Fees Limited                                                 England & Wales
      Johnson Puddifoot & Last Limited                                               England & Wales
      Lloyd Armstrong & Ramsey Limited                                               Eire
      Martin Boag & Co Limited                                                       England & Wales
      Matthews Wrightson & Co Limited                                                England & Wales
      Mercantile U.K. Limited                                                        England & Wales
      Rattray Daffern & Partners Limited                                             England & Wales
      Run-Off 1997 Limited                                                           England & Wales
      RCCM Limited                                                                   England & Wales
      Stewart Wrightson International Group Limited                                  England & Wales
      Stephenson's Campus (Berwick) Limited                                          England & Wales
       Fane Stevenson & Co Limited                                                   England & Wales
      Willis Group Holdings Limited                                                  England & Wales
       Stewart Wrightson (Private) Limited                                           Zimbabwe
      Stewart Wrightson (Regional Offices) Limited                                   England & Wales
      Stewart Wrightson Group Limited                                                England & Wales
      Stewart Wrightson Marine Hull Limited                                          England & Wales
       Stewart Wrightson Marine (Hellas) Limited                                     Greece
      Stewart Wrightson Members' Agency Limited                                      England & Wales
      Stewart Wrightson Surety & Specie Limited                                      England & Wales
      Willis Risk Management Limited                                                 England & Wales
      W F C Trustees (C.I.) Limited                                                  Guernsey
      Willis Asia Pacific Limited                                                    England & Wales
      Willis Consulting Group Limited                                                England & Wales
      Willis Structured Financial Solutions Limited                                  England & Wales
      Willis Corroon ESOP Management Limited                                         Guernsey
      Willis Corroon Hinton (Ireland) Limited                                        Eire
      Willis Japan Limited                                                           England & Wales
      Willis Corroon Licensing Limited                                               England & Wales
      Willis Faber & Dumas Limited                                                   England & Wales
      Willis Group Services Limited                                                  England & Wales
       Stewart Wrightson Management Services Limited                                 England & Wales
       Willis Corroon Nominees Limited                                               England & Wales
       Willis Group Medical Trust Limited                                            England & Wales
      Willis Corroon Risk Management Holdings Limited                                England & Wales
      Willis Faber Kirke-Van Orsdel Limited (in liquidation)                         England & Wales
      Willis Faber UK Group Limited                                                  England & Wales
       Trinity Processing Services Limited                                           England & Wales
       Willis China Limited                                                          England & Wales
       Willis Corroon Europe Limited                                                 England & Wales
       Willis Corroon North Limited                                                  England & Wales
      Willis Faber Underwriting Agencies Limited                                     England & Wales
       Devonport Underwriting Agency Limited                                         England & Wales
       Willis Faber (Underwriting Management) Limited                                England & Wales
       Willis Faber Underwriting Services Limited                                    England & Wales
      Willis International Holdings Limited                                          England & Wales
       Friars Street Insurance Limited                                               Guernsey
       Meridian Insurance Company Limited                                            Bermuda
       Venture Reinsurance Company Limited                                           Barbados
       Willis (Bermuda) Limited                                                      Bermuda
       Willis Management (Cayman) Limited                                            Grand Cayman
       Willis Douglas Limited                                                        Isle of Man
       Willis Overseas Investments Limited                                           England & Wales
       Willis Corroon (Jersey) Limited                                               Jersey
       Willis Management (Bermuda) Limited                                           Bermuda

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                                                                                     COUNTRY OF
COMPANY NAME                                                                         REGISTRATION
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
       Willis Management (Dublin) Limited                                            Eire
       Willis Management (Gibraltar) Limited                                         Gibraltar
       Willis Corroon Management (Luxembourg) S.A.                                   Luxembourg
       WFD Servicios S.A. de C.V.  (40% owned by Willis Europe BV)                   Mexico
       Willis Faber Services Limited                                                 Netherlands
       Willis Overseas Limited                                                       England & Wales
       Willis Europe B.V.  (40.86% owned by Willis Overseas Investment Limited)      Netherlands
         Willis SA                                                                   Argentina
         Herzfeld & Levy SA                                                          Argentina
         Asifina S.A.                                                                Argentina
         Risco S.A.                                                                  Argentina
         Willis Australia Limited                                                    Australia
           ACN095454247 Pty Ltd                                                      Australia
           GIS Financial Services Pty Ltd                                            Australia
           Willis Corroon Professional Services Limited (in liquidation)             Australia
           Willis New Zealand Limited (further 39% owned by Willis Europe BV)        New Zealand
           Willis Corroon Limited                                                    New Zealand
         Willis Reinsurance Australia Limited                                        Australia
         Richard Oliver International Pty Limited                                    Australia
           Richard Oliver Pty Limited  (in liquidation)                              Australia
           Richard Oliver International Pte Limited                                  Singapore
           Willis Superannuation Pty Limited                                         Australia
           Richard Oliver Australia Pty Limited (in liquidation)                     Australia
           Richard Oliver International Limited                                      England & Wales
           Richard Oliver International Limited                                      New Zealand
           Richard Oliver International Pty Limited                                  Hong Kong
           Richard Oliver Underwriting Managers Pty Limited                          Australia
         Willis Corroon Belgium S.A.                                                 Belgium
         WFB Limitada                                                                Brazil
         Sertec Services Tecnicos de Inspeceo, Levantamento e Avaliacoes Ltda        Brazil
         (30% held by WFB Limitada)
         York Centro Corretora de Seguros Limitada (30% held by WFB Limitada)        Brazil
         York Nordeste Corretora de Seguros Limitada (30% held by WFB Limitada)      Brazil
         York Sul Corretora de Seguros Limitada (30% held by WFB Limitada)           Brazil
         York Willis Corroon Corretores de Seguros S.A. (2.88% held by WFB Limitada) Brazil
           York Vale Corretora e Administradora de Seguros Limitada                  Brazil
         Willis Faber do Brasil Consultoria e Participacoes S.A.                     Brazil
         Willis Faber Insurance Brokers (B) Sdn Bhd                                  Brunei
         Willis Holding Company of Canada Inc                                        Canada
           MHR International Inc                                                     Canada
            Willis Canada Inc.                                                       Canada
              177637 Canada Inc.                                                     Canada
           Willis Corroon Aerospace of Canada Limited                                Canada
         Willis Faber Chile Limitada                                                 Chile
           Willis Faber Chile Corredores de Reaseguro Limitada                       Chile
         Willis Correa Insurance Services Limitada (4% held by Willis                Chile
         International Holding Limited)
         Suma Corresdores de Seguros S.A.                                            Colombia
         Willis sro                                                                  Czech Republic
         Willis Corroon Ireland Limited (23.29% held by Willis UK)                   Eire
           Kindlon Ryan Insurances Limited                                           Eire
         Willis Kendriki SA                                                          Greece
         Willis Management (Guernsey) Limited                                        Guernsey
           Willis Management (Jersey) Limited                                        Jersey
           Willis Secretarial Services (Guernsey) Limited                            Guernsey
         Willis China (Hong Kong) Limited                                            Hong Kong
           Willis Faber Consulting (Far East) Limited                                Hong Kong
         ACP Insurance Brokers Limited                                               Hong Kong
         Willis Kft                                                                  Hungary

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                                                                                     COUNTRY OF
COMPANY NAME                                                                         REGISTRATION
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
         Trinity Computer Processing (India) Limited                                 India
         Willis India Private Limited                                                India
         PT Willis Corroon BancBali                                                  Indonesia
         Willis Management (Isle of Man) Limited                                     Isle of Man
         Willis Italia Holding S.P.A                                                 Italy
           Willis Italia S.p.A. Consulenti Generali Assicurativi                     Italy
            Willis Italia Cargo S.p.A                                                Italy
            Fiduciaria Immobiliare Emmezeta S.r.l.                                   Italy
              De.Mo.Co. S.r.l.                                                       Italy
           Interconsult Wise S.r.l.                                                  Italy
           UTA Willis Corroon Firenze S.R.L                                          Italy
           Willis Italia S.p.A.                                                      Italy
         Willis Korea Limited                                                        Korea
         BMZ-Willis Agente de Seguros y de Fianza, S.A. de C.V.                      Mexico
         Willis Faber & Dumas (Mexico) Intermediario de Reaseguro S.A. de C.V.       Mexico
         Willis Nederlands B.V.                                                      Netherlands
           Willis B.V.                                                               Netherlands
            Rontarca-Prima Y Asociados, C.A.                                         Venezuela
            Plan Administrativo Rontarca Salud, C.A.                                 Venezuela
            Segur Auto 911, C.A.                                                     Venezuela
            C.A. Prima                                                               Venezuela
            Scheuer Verzekeringen B.V.                                               Netherlands
         Willis South America B.V.                                                   Netherlands
         Willis Sev Dahl AS                                                          Norway
            Willis Sev Dahl Stavanger AS                                             Norway
         Willis Polska S.A.                                                          Poland
         Willis (Singapore) Pte Limited                                              Singapore
         Willis South Africa (Pty) Limited                                           South Africa
         Willis Faber Anclamar S.A.                                                  Spain
         Bolgey Holding S.A.                                                         Spain
            Willis Iberia Correduria de Seguros y Reaseguros SA                      Spain
              Willis Corretores de Seguros Limitada                                  Portugal
              V.M. Oficina Tecnica Correduria de Seguros S.A.                        Spain
              Willis ANDAL Correduria de Seguros SA   (Seville)                      Spain
              V.M. Oficina Tecnica Correduria de Seguros Madrid S.L.                 Spain
              Willis Employee Benefits AB                                            Sweden
              Willis Global Financial & Executive Risks AB (34% held by Willis       Sweden
              Europe B.V.)
              Willis i Orebro AB                                                     Sweden
         Willis OY AB                                                                Finland
         Willis Faber AG                                                             Switzerland
         Willis (Taiwan) Limited                                                     Taiwan
         Willis Faber Advisory Services Limited                                      Zambia
      Willis Limited                                                                 England & Wales
       Bloodstock & General Insurance Services Limited                               England & Wales
       Claims and Recovery Services Limited                                          England & Wales
         Claims & Recovery Services (Moscow) Limited                                 Russia
       Hughes-Gibb & Company Limited                                                 England & Wales
       Special Contingency Risks Limited                                             England & Wales
       Willis Faber Corretaje de Reaseguros S.A.                                     Venezuela
       Willis Faber (Aegean) Limited                                                 England & Wales
       Willis CIS LLC                                                                Russia
       W.I.R.E. Limited                                                              England & Wales
         W.I.R.E. Risk Information Limited                                           England & Wales
         Worldwide Intellectual Resources Exchange Limited                           England & Wales
      Willis Safety Solutions Limited                                                England & Wales
       Global Liability Management S.M.                                              Belgium
      McGuire Insurances Limited                                                     Eire
      Willis UK Limited                                                              England & Wales

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                                                                                     COUNTRY OF
COMPANY NAME                                                                         REGISTRATION
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
       Goodhale Limited                                                              England & Wales
       QRM Healthcare Limited                                                        England & Wales
       VEAGIS Limited                                                                England & Wales
       Willis Corroon Cargo Limited                                                  England & Wales
       Willis Corroon Construction Risks Limited                                     England & Wales
       Willis Overseas Brokers Limited                                               England & Wales
       Willis Corroon (FR) Limited                                                   England & Wales
       Willis Harris Marrian Limited                                                 N.Ireland
       Willis Transportation Risks Limited                                           England & Wales
       Willis Scotland Limited                                                       Scotland
       Willis Corroon Services Limited                                               England & Wales
       Willis First Response Limited                                                 England & Wales
       Willis National Holdings Limited                                              England & Wales
         ANIFA Limited                                                               England & Wales
         Willis Corroon Financial Planning Limited                                   England & Wales
         Willis National Limited                                                     England & Wales
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